UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________________

Date of Report (Date of earliest event reported): June 30, 2025

GERMAN AMERICAN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Indiana
(State or other jurisdiction of incorporation)

001-15877		35-1547518
(Commission File Number)		(IRS Employer Identification No.)
711 Main Street
Jasper,	Indiana	47546
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (812) 482-1314

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	GABC	Nasdaq Global Select Market

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Director Appointment. On June 30, 2025, the Board of Directors (the “Board”) of German American Bancorp, Inc. (the “Company”) appointed Andrew M. Seger to the Board for a term commencing on July 1, 2025 and expiring at the Company’s 2026 Annual Meeting of Shareholders, at which time he will be considered for election to a three-year term. On July 1, 2025, Mr. Seger will also begin serving on the Audit Committee of the Board. Inasmuch as the size of the Board had previously been set at 13 directors, the Board increased its size to 14 members on June 30, 2025 in order to permit the appointment of Mr. Seger, with the vacancy being reflected in the class of directors whose terms expire at the Company’s 2026 Annual Meeting of Shareholders.

Andrew M. Seger is Chief Financial Officer and Senior Vice President of Sales for Wabash Valley Produce, Inc., an egg products company headquartered in Dubois, Indiana. Prior to joining Wabash Valley full time in 2011, Mr. Seger spent ten years at Frontenac, a Chicago-based private equity firm, where he became a principal and also served on the Board of Directors for numerous private equity-owned companies. Prior to Frontenac, Mr. Seger spent two years as an investment banking analyst at Goldman Sachs. He also currently serves on the Advisory Board of the Johnson Center for Entrepreneurship and Innovation for Indiana University and as President of the Economic Development and Redevelopment Commissions for the City of Jasper, Indiana.

For his services as a director, Mr. Seger will be entitled to receive the standard director retainers and meeting fees payable to non-employee directors of the Company, as more fully described in the “Description of Director Compensation Arrangements” included as Exhibit 10.1 to this Current Report on Form 8-K, which description is incorporated herein by reference. Other than being eligible to receive such director compensation, Mr. Seger has not entered into any material plan, contract, or arrangement in connection with his appointment as a director. Further, Mr. Seger is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Securities and Exchange Commission Regulation S-K.

A copy of the Company’s press release, dated June 30, 2025, announcing the appointment of Mr. Seger to the Board, is attached to this Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	10.1	Description of Director Compensation Arrangements, effective as of July 1, 2025.
	99.1	Press release, dated June 30, 2025, issued by German American Bancorp, Inc.
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERMAN AMERICAN BANCORP, INC.
Date: July 1, 2025	By:	/s/ D. Neil Dauby
D. Neil Dauby, Chairman and Chief Executive Officer